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                                                                    EXHIBIT 99.1


         KMART CORPORATION
         SARBANES-OXLEY ACT SECTION 906 CERTIFICATION


         In connection with this Annual Report on Form 10-K of Kmart Corporation for the fiscal year ended January 29, 2003, I, Julian C. Day, Chief Executive Officer of Kmart Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. this Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kmart Corporation.


         Date: March 24, 2003

    /s/ Julian C. Day
    -------------------------
    Julian C. Day
    Chief Executive Officer